                         SUBORDINATED SECURITY AGREEMENT

     This Subordinated  Security  Agreement (this  "Agreement")  dated as of the
10th day of December,  2003, is made by Decorize,  Inc., a Delaware  corporation
(the "Debtor"), in favor of James K. Parsons (the "Lender").

                                R E C I T A L S:

     A. Debtor has executed and  delivered to Lender,  that certain  Amended and
Restated Line of Credit  Promissory  Note in the principal  amount of $1,000,000 dated the date of this  Agreement  (the "Note"),  pursuant to which Lender shall advance funds to Debtor, subject to the terms and conditions of the Note.

     B. It is a condition  precedent to Lender's  acceptance of the Note and the advancement  of funds  thereunder  that Debtor  shall have  granted the security interests contemplated by this Agreement.

     C. The security  interests  created by this  Agreement are  subordinate  to certain now  existing and  hereinafter  created  security  interests in favor of certain lenders of Debtor, as further described herein.

                                   AGREEMENT:

     NOW,  THEREFORE,  in  consideration  of the premises and in order to induce
Lender  to  advance  funds  under  the Note,  and for  other  good and  valuable consideration,  the receipt and  sufficiency  of which are hereby  acknowledged,
Debtor agrees with Lender as follows:

     1. Grant of Security. This Agreement is hereby made subject to the Note and all of its terms and conditions.  All capitalized  terms used but not defined in this  Agreement  shall have the  respective  meanings given to such terms in the
Note.  Debtor hereby  assigns,  pledges and grants to Lender for its benefit,  a continuing security interest in all of Debtor's right, title and interest in and to  the  following  (collectively,  the  "Collateral"),  whether  now  owned  or hereafter acquired:

          (a) all of Debtor's  interest in all  inventory,  including all goods,
     merchandise,   or  other  personal  property,  wherever  located,  and  all documents and receipts covering such inventory;

          (b) all books and  records  (including  electronic  records,  computer disks, tapes, printouts and other storage media) relating to the inventory;
     and

          (c)  all  of  Debtor's  interest  in  the  proceeds  of  any  sale  or disposition of any of the inventory.

     Debtor  shall be  deemed to have  possession  of any of the  Collateral  in transit  to it or set  apart  for it or for  any of its  agents,  affiliates  or correspondents.

     2.  Security for  Obligations.  This  Agreement  and the security  interest
created  hereby  secures  the  prompt  and  complete  payment,   observance  and
performance  of the  obligations  and  indebtedness  of Debtor to Lender arising solely under the Note and this  Agreement,  and all  modifications,  extensions, renewals, replacements, and increases of the foregoing (all such obligations and liabilities of Debtor being the "Obligations").

     3.  Subordination.  This Agreement and the security interest created hereby is subordinate to all now existing and hereinafter  created security  interests, liens  and  encumbrances  on the  Collateral  in favor of any  holder  of Senior
Indebtedness (as defined). For purposes of this Agreement, "Senior Indebtedness"
shall mean any amounts owed by Debtor in  connection  with (i) that certain Note and Security Agreement by and among  GuildMaster,  Inc., a Subsidiary of Debtor,
Sac River Valley Bank and the U.S.  Small Business  Administration  dated August
13, 1996, (ii) that certain Factoring  Agreement between Decorize,  Inc. and The
CIT Group/Commercial  Services, Inc., dated January 30, 2003, (iii) that certain
Amended and  Restated 6%  Convertible  Term Note issued to NESTUSA,  Inc. in the original  principal  amount of $750,000,  dated as of January 1, 2003,  (iv) any office  leases or other  commercial  leases by which a  landlord  may be granted rights to the Collateral, and (v) any and all other bank loans, revolving credit lines, financial instruments,  factoring arrangements or other credit facilities obtained by Debtor in the  ordinary  course of business  from time to time,  and approved  by the Board of  Directors  of  Debtor,  and which by their  terms are senior to the Note  (collectively,  and as each of the foregoing may be amended, restated, extended or renewed from time to time, the "Senior Indebtedness").

     4. Representations and Warranties. Debtor represents and warrants to Lender as follows:

          (a) Debtor owns the  Collateral  free and clear of any lien,  security interest,  charge or  encumbrance  of any kind  whatsoever,  except for the security interest created hereby in favor of Lender and security  interests securing the Senior Indebtedness.

          (b) This Agreement creates a valid and perfected  security interest in the Collateral and secures the payment of the Obligations.

          (c) No authorization  or approval any governmental  authority or third party is required for the grant by Debtor of the security  interest granted hereby or for the  execution,  delivery or performance of this Agreement by
     Debtor,  except for any such authorization or approval as has been obtained by Debtor prior to Debtor's execution of this Agreement.

     5. Covenants and Further Assurances.

          (a) Debtor  agrees  that from time to time,  at the expense of Debtor,
     Debtor will  promptly  execute and  deliver  all  further  instruments  and documents, and take all further action, that may be reasonably necessary in the  opinion of counsel to the  Company in order to perfect and protect any security  interest  granted or purported to be granted

     hereby or to enable  Lender to  exercise  and enforce  rights and  remedies hereunder with respect to any Collateral, including the preparation, filing and execution of such UCC financing  statements and amendments or addendums thereto  (collectively,  "Financing  Statements") and other  instruments or notices as may be  necessary  or desirable in order to perfect and preserve the security interest granted or purported to be granted hereby.

          (b)  Debtor  hereby  authorizes  Lender to file one or more  Financing
     Statements  relative  to all or any  part  of the  Collateral  without  the signature of Debtor where permitted by law. A carbon, photographic or other reproduction  of this  Agreement or any  financing  statement  covering the
     Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) Debtor shall, at its own expense,  maintain insurance with respect to the  Collateral  in  reasonable  amounts  in  accordance  with  industry standards. Debtor shall ensure that the Collateral is, and remains, insured against loss by fire and other  casualty.  Debtor shall, if so requested by
     Lender, deliver to Lender copies of such insurance policies.

     6. Lender's Duties. The powers conferred on Lender under this Agreement are solely to protect its interest in the  Collateral  and shall not impose any duty upon it to  exercise  any  such  powers.  Except  for the  safe  custody  of any
Collateral in its possession and the accounting for moneys actually  received by it hereunder, Lender shall have no duty as to any Collateral or as to the taking of any  necessary  steps to preserve  rights  against prior parties or any other rights pertaining to any Collateral.

     7.  Events of  Default.  Each Event of  Default  under the Note shall be an
Event of Default under this  Agreement.  If any Event of Default shall occur and be  continuing,  Lender may protect and enforce its rights under this  Agreement and the Note by any appropriate proceedings,  and Lender may enforce the payment of any Obligations due it or enforce any other legal or equitable right which it may have; provided, that if any Senior Indebtedness is outstanding,  then Lender shall not have the right to take any action with respect to the Collateral under this Agreement,  applicable law or otherwise unless it obtains the prior written consent of the  holders of any  outstanding  Senior  Indebtedness.  All  rights, remedies  and powers  conferred  upon Lender under this  Agreement  and the Note shall be deemed  cumulative  and not exclusive of any other rights,  remedies or powers  available  at law or in equity.  Lender's  authority  and  rights  shall include, without limitation, the following:

          (a) Lender may exercise in respect of the  Collateral,  in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform
     Commercial  Code  (the  "Code")  (whether  or not the Code  applies  to the affected  Collateral) and also may (i) require Debtor to, and Debtor hereby agrees that it will at its expense  and upon  request of Lender  forthwith, assemble  all or part of the  Collateral  as directed by Lender and make it available  to  Lender  at a place  to be  designated  by  Lender  which  is reasonably  convenient  to it, and (ii) without  notice except as specified below,  sell the  Collateral  or any part thereof in one or more parcels at public or private sale, at any of Lender's offices or elsewhere,  for cash,

     on credit or for future  delivery,  and upon such other terms as Lender may deem commercially  reasonable.  Debtor agrees that, to the extent notice of sale shall be required by law, at least ten (10)  business  days' notice to
     Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Collateral  regardless of notice of sale having been  given.  Lender may adjourn any public or private  sale from time to time by announcement at the time and place fixed therefor, and such sale may,  without  further  notice,  be made at the time and place to which it was so adjourned.

          (b) All cash  proceeds  received  by Lender in respect of any sale of, collection  from,  or  other  realization  upon  all  or  any  part  of the
     Collateral  may,  in the  discretion  of  Lender,  be  held  by  Lender  as collateral for,  and/or then or at any time thereafter  applied in whole or in part by Lender against all or any part of the  Obligations in such order as  Lender  shall  elect,  subject  to any  mandatory  provisions  of  this
     Agreement or applicable law. Any surplus of such cash or cash proceeds held by Lender and remaining after payment in full of all the Obligations  shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive such surplus.

     8. No Impairment. The execution and delivery of this Agreement in no manner shall impair or affect any other security (by  endorsement or otherwise) for the payment of the  Obligations  and no security  taken  hereafter  as security  for payment of the Obligations  shall impair in any manner or affect this Agreement, all such present and further additional  security to be considered as cumulative security.  Any of the Collateral  for, or any obligor on, any of the Obligations may be released without  altering,  varying or diminishing in any way the force, effect,  lien,  security  interest,  or  charge  of  this  Agreement  as to  the
Collateral  not  expressly  released,  and this  Agreement  shall  continue as a security  interest and charge on all of the  Collateral  not expressly  released until all the Obligations  secured hereby have been paid in full. This Agreement shall not be construed as relieving any Debtor from full  recourse  liability on the  Obligations and any and all further and other  indebtedness  secured hereby and for any deficiency thereon.

     9. Expenses. Upon the occurrence and during the continuation of an Event of
Default,  Debtor  will  upon  demand  pay to  Lender  the  amount of any and all reasonable  expenses,  including the reasonable  fees and  disbursements  of its counsel and of any experts and agents, which Lender may incur in connection with
(i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Lender hereunder,  or (iv) the  failure  by Debtor to  perform  or  observe  any of the provisions hereof.

     10.  Amendments;  Etc.  No  amendment  or waiver of any  provision  of this
Agreement nor consent to any departure by Debtor herefrom, shall in any event be effective  unless the same shall be in writing  and signed by Lender and Debtor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     11. Addresses for Notices.  Unless otherwise  provided herein, all notices, requests,  consents,  demands and other  communications  shall be in writing and shall be mailed, certified mail with return receipt requested,  postage prepaid, telecopied,  delivered by nationally  recognized  overnight delivery service, or otherwise physically delivered to their respective addresses as set forth on the signature page to this Agreement,  or, as to any party, to such other address as may be designated  by it in written  notice to all other  parties.  All notices, requests,  consents and demands  hereunder  will be  effective,  if addressed to
Lender or Debtor as aforesaid,  when mailed by certified mail,  postage prepaid,
return  receipt  requested,  or  upon  delivery  if  telecopied,   delivered  by
nationally   recognized  overnight  delivery  service  or  otherwise  physically delivered, addressed as aforesaid, with receipt confirming delivery.

     12. Continuing  Security  Interest;  Transfer of Note. This Agreement shall create a continuing security interest in the Collateral and shall (i) be binding upon Debtor and its  successors and assigns,  and (ii) inure,  together with the rights  and  remedies  of  Lender  hereunder,  to the  benefit  of  Lender,  its
successors,   transferees  and  assigns.   Upon  the  payment  in  full  of  the
Obligations, the security interest granted hereby shall terminate and all rights to the  Collateral  shall revert to Debtor.  Upon any such  termination,  Lender will,  at Debtor's  expense,  execute and  deliver to Debtor such  documents  as
Debtor shall reasonably request to evidence such termination.

     13. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri,  except to the extent that the validity or  perfection  of the  security  interest  hereunder,  or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction  other than the State of  Missouri.  Terms used in Article 9 of the
Uniform  Commercial Code in the State of Missouri,  when used in this Agreement, have the  definitions  given to such  terms as  therein  defined.  Venue for all matters  related to this Agreement shall be exclusively in the state and federal courts sitting in Greene County, Missouri, and Debtor hereby waives any argument that such forum is not convenient.

     14. Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall  constitute an original,  and all of which shall  constitute one and the same agreement.

     15.  Severability.  If any term or  provision  of this  Agreement  shall be determined  to be illegal or  unenforceable,  all other terms and  provisions of this Agreement shall nevertheless  remain effective and shall be enforced to the fullest extent permitted by applicable law.

     IN WITNESS WHEREOF, Lender and Debtor have caused this Agreement to be duly executed and delivered as of the date first above written.

                                     LENDER:

                                        /s/ James K. Parsons
                                     -------------------------------------------
                                     James K. Parsons
                                     Address: 1938 E. Phelps
                                              Springfield, Missouri 65802
                                              Facsimile No.: (417) 879-3330

                                     DEBTOR:

                                     DECORIZE, INC.

                                     By:  /s/ Alex Budzinsky
                                        ----------------------------------------
                                     Name:  Alex Budzinsky
                                     Its: Executive Vice-President and CFO
                                     Address:  1938 E. Phelps
                                               Springfield, Missouri 65802
                                               Facsimile No.: (417) 879-3330